                                                                    EXHIBIT 99.1

[MCLEODUSA LOGO APPEARS HERE]

McLeodUSA Incorporated
McLeodUSA Technology Park
6400 C Street SW, PO Box 3177
Cedar Rapids, IA 52406-3177
Press and Investor Contact: Bryce E. Nemitz bnemitz@mcleodusa.com
Phone: (319) 298-7800
FAX: (319) 298-7767

FOR IMMEDIATE RELEASE



                       McLeodUSA Reports Record Results
                          for Fourth Quarter and 1998

          Annual revenues increase by $336 million, up 125% from 1997

Cedar Rapids, Iowa, January 27, 1999 -- McLeodUSA Incorporated (NASDAQ/NMS:MCLD) today reported results for fourth quarter and fiscal year 1998. Revenues were a record $604.1 million for the year ended December 31, 1998, compared to $267.9 million for 1997, an increase of 125 percent. Competitive telecommunications revenues grew 145 percent for the year. Earnings per share for the year was $(1.99) compared to $(1.45) for 1997. EBITDA (earnings before interest, taxes, depreciation and amortization) for the year was a positive $20.0 million, compared with EBITDA loss of $31.5 million for 1997.

Commenting on 1998 results, Clark McLeod, chairman and CEO stated, "1998 was a solid year for McLeodUSA. We continued to execute on our long-standing three part strategy and have consistently exceeded Wall Street expectations."

Steve Gray, president and COO added, "Our 1997 to 1998 statistics highlight our progress:
   . local lines in service grew 41 percent from 283,000 to 398,000, . fiber route miles increased 45 percent from 4,900 to 7,120, . directory distribution grew from 10 million to 14 million, . revenues increased 125 percent from $268 million to $604 million, and . EBITDA increased from a negative $31.5 million to a positive
      $20.0 million - a $51 million gain."

The Company reported fourth quarter revenues of $165.5 million, compared to revenues of $136.3 million for the same quarter of 1997. Competitive telecommunications revenues grew 45 percent over the prior year fourth quarter total. Earnings per share for the quarter was $(0.50) compared to $(0.43) for the same quarter one year ago. EBITDA was a positive $10.1 million in fourth quarter, compared to $3.7 million in third quarter 1998, and $1.1 million for fourth quarter 1997.

Commenting on fourth quarter results, Gray stated, "Our fourth quarter performance capped a year packed with both operational and strategic accomplishments."

McLeod added: "Our focus in 1999 and beyond will be to:
  1. Continue our successful branding strategy through ubiquitous coverage of our target geography with McLeodUSA phone directories.
  2. Aggressively capture the addressable business line market in our expanded region which has nearly doubled as a result of our recent merger announcements.
  3. Continue the migration of local service customers on-switch in 1999 and 2000."

Concluding, Mr. McLeod stated, "Our 1998 accomplishments have heightened our expectations for 1999. We expect to at least 2x performance in many of our key areas: net new lines in service, intra-city network miles, and central office activations. We are aggressively pursuing our goal to be the most dominant, ubiquitous Super Regional CLEC in the country."

McLeodUSA, founded in June of 1991, is a provider of integrated telecommunications services to business and residential customers. The Company's telecommunications customers are located in ten Midwest and Rocky Mountain states. McLeodUSA is a facilities-oriented telecommunications provider with 9 switches, 398,000 local lines, 5,300 employees, and over 7,100 route miles of fiber optic network. In the next 12 months, the Company's publishing subsidiaries will distribute over 19 million copies of competitive directories in 21 states, reaching 33 million people or 12 percent of the nation's population.

The statements contained in this release are forward-looking statements that involve risks and uncertainties, including, but not limited to revision of expansion plans, availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the Company's business, changes in the competitive climate in which the Company operates and the emergence of future opportunities, all of which could cause actual results and experiences of McLeodUSA Incorporated to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein. These and other applicable risks are summarized under the caption "Business-Risk Factors" and elsewhere in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1997, which is filed with the Securities and Exchange Commission.

McLeodUSA INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands except for per share data)
(UNAUDITED)

                                                               Three Months Ended               Twelve Months Ended
                                                            -----------------------          ---------------------------
                                                                  December 31,                        December 31,
                                                                  ------------                        ------------
                                                               1998          1997               1998*            1997
                                                            -----------------------          ---------------------------

Revenues:
Telecommunications:
Local and long distance                                       $   73,284   $ 49,841           $ 267,435      $   110,023
Local exchange services (ICTC)                                    18,441     16,117              67,785           16,117
Private line and data                                             12,765      9,657              43,892           17,174
Network maintenance and equipment                                  8,836      9,150              32,885           20,965
Other telecommunications                                           6,919      9,907              27,794            9,907
  TOTAL TELECOMMUNICATIONS REVENUE                               120,245     94,672             439,791          174,186
Directory                                                         40,785     35,495             144,876           81,055
Telemarketing                                                      4,474      6,124              19,479           12,645
  TOTAL REVENUES                                              $  165,504   $136,291           $ 604,146      $   267,886
Operating expenses:
Cost of service                                                   84,013     73,445             323,208          151,190
Selling, general and administrative                               71,352     61,795             260,931          148,158
Depreciation and amortization                                     25,444     17,567              89,107           33,275
Other                                                               ----      1,943               5,575            4,632
  TOTAL OPERATING EXPENSES                                       180,809    154,750             678,821          337,255
  OPERATING LOSS                                                 (15,305)   (18,459)            (74,675)         (69,369)
Non-operating income (expense):
Interest income                                                    6,926      4,590              26,000           22,660
Interest (expense)                                               (23,641)   (13,871)            (78,234)         (34,627)
Other                                                                208      1,386               1,997            1,426
   TOTAL NON-OPERATING INCOME (EXPENSE)                          (16,507)    (7,895)            (50,237)         (10,541)
   LOSS BEFORE INCOME TAXES                                      (31,812)   (26,354)           (124,912)         (79,910)
Income Taxes                                                        ----       ----                ----             ----
  NET LOSS                                                    $  (31,812)  $(26,354)          $(124,912)     $   (79,910)
Loss per common and common equivalent share                       $(0.50)    $(0.43)             $(1.99)          $(1.45)
Weighted average common shares outstanding                        63,389     61,567              62,807           54,974
EBITDA                                                        $   10,139   $  1,051           $  20,007      $   (31,462)

* CCI merger completed September 1997

McLeodUSA INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

                                                                                Three Months Ended

                                                                     3/31/98    6/30/98    9/30/98    12/31/98
Revenues:
Telecommunications:
Local and long distance                                             $ 61,658   $ 63,658   $ 68,835   $  73,284
Local exchange services (ICTC)                                        15,943     16,610     16,791      18,441
Private line and data                                                  9,385     10,584     11,158      12,765
Network maintenance and equipment                                      7,481      7,604      8,964       8,836
Other telecommunications                                               6,884      6,892      7,099       6,919
  TOTAL TELECOMMUNICATIONS REVENUE                                   101,351    105,348    112,847     120,245
Directory                                                             27,964     45,514     30,613      40,785
Telemarketing                                                          5,016      4,833      5,156       4,474
  TOTAL REVENUES                                                    $134,331   $155,695   $148,616   $ 165,504

Operating expenses:
Cost of service                                                       75,045     83,068     81,082      84,013
Selling, general and administrative                                   58,768     66,981     63,830      71,352
Depreciation and amortization                                         19,431     21,046     23,186      25,444
Other                                                                  1,900      1,900      1,775        ----
  TOTAL OPERATING EXPENSES                                           155,144    172,995    169,873     180,809

  OPERATING LOSS                                                     (20,813)   (17,300)   (21,257)    (15,305)
Non-operating income (expense):
Interest income                                                        4,613      7,821      6,640       6,926
Interest (expense)                                                   (14,754)   (20,410)   (19,429)    (23,641)
Other                                                                    687         98      1,004         208
  TOTAL NON-OPERATING INCOME (EXPENSE)                                (9,454)   (12,491)   (11,785)    (16,507)
  LOSS BEFORE INCOME TAXES                                           (30,267)   (29,791)   (33,042)    (31,812)
Income Taxes                                                            ----       ----       ----        ----
  NET LOSS                                                          $(30,267)  $(29,791)  $(33,042)  $ (31,812)
Loss per common share                                                 $(0.49)    $(0.48)    $(0.52)     $(0.50)
Weighted average common shares outstanding                            62,227     62,644     62,955      63,389
EBITDA                                                              $    518   $  5,646   $  3,704   $  10,139

McLeodUSA Selected Statistical Data:

                                                             12/31/98         12/31/97      4Q98             9/30/98      4Q98
                                                                                            vs.                           vs.
                                                                                            4Q97                          3Q98
                                                                                          % Change                      % Change
Sales cities                                                       68               60            13%             66             3%
Central offices / switches                                        415              366            13%            382             9%
Cities served                                                     269              227            19%            267             1%
Route miles                                                     7,120            4,908            45%          6,329            13%
Total local lines in service                                  397,600          282,600            41%        366,800             8%
  Business                                                    252,700          149,300            69%        223,200            13%
  Residential                                                 144,900          133,300             9%        143,600             1%
Total local customers                                         186,200          157,000            19%        179,400             4%
  Business                                                     49,600           29,200            70%         42,500            17%
  Residential                                                 136,600          127,800             7%        136,900             0%
CLEC Local lines in service                                   306,200          193,000            59%        275,100            11%
  Business                                                    227,100          124,900            82%        197,700            15%
  Residential                                                  79,100           68,100            16%         77,400             2%
CLEC Local line customers                                     114,600           86,000            33%        107,300             7%
  Business                                                     42,300           22,200            91%         35,200            20%
  Residential                                                  72,300           63,800            13%         72,100             0%
CLEC Lines per business customer                                  5.4              5.6          ----             5.6          ----
CLEC Lines sold during quarter                                 43,300           41,200             5%         42,600             2%
  Business                                                     34,700           26,700            30%         33,600             3%
  Residential                                                   8,600           14,500          (41)%          9,000           (4)%
New CLEC Lines in service during quarter                       31,100           38,800          (20)%         21,500            45%
  Business                                                     29,400           20,800            41%         21,500            37%
  Residential                                                   1,700           18,000          (91)%           ----           100%
ILEC Local Lines in service                                    91,400           89,600             2%         91,700             0%
  Business                                                     25,600           24,400             5%         25,500             0%
  Residential                                                  65,800           65,200             1%         66,200            (1%)
ILEC Local Line customers                                      71,600           71,000             1%         72,100            (1%)
  Business                                                      7,300            7,000             4%          7,300             0%
  Residential                                                  64,300           64,000             1%         64,800           (1)%